LCI INDUSTRIES LCI Industries Investor Presentation December 2019 1

LCI INDUSTRIES Forward-Looking Statements This presentation contains certain “forward-looking statements” with respect to our financial condition, results of operations, business strategies, operating efficiencies or synergies, competitive position, growth opportunities, acquisitions, plans and objectives of management, markets for LCI Industries' ("the Company") common stock, the impact of legal proceedings, and other matters. Statements in this presentation that are not historical facts are “forward-looking statements” for the purpose of the safe harbor provided by Section 21E of the Securities Exchange Act of 1934, as amended, and Section 27A of the Securities Act of 1933, as amended, and involve a number of risks and uncertainties. Forward-looking statements, including, without limitation, those relating to the Company's future business prospects, net sales, expenses and income (loss), cash flow, financial condition, and addressable market, whenever they occur in this presentation are necessarily estimates reflecting the best judgment of the Company's senior management at the time such statements were made. There are a number of factors, many of which are beyond the Company’s control, which could cause actual results and events to differ materially from those described in the forward-looking statements. These factors include, in addition to other matters described in this presentation, pricing pressures due to domestic and foreign competition, costs and availability of, and tariffs on, raw materials (particularly steel and aluminum) and other components, seasonality and cyclicality in the industries to which we sell our products, availability of credit for financing the retail and wholesale purchase of products for which we sell our components, inventory levels of retail dealers and manufacturers, availability of transportation for products for which we sell our components, the financial condition of our customers, the financial condition of retail dealers of products for which we sell our components, retention and concentration of significant customers, the costs, pace of and successful integration of acquisitions and other growth initiatives, availability and costs of production facilities and labor, employee benefits, employee retention, realization and impact of expansion plans, efficiency improvements and cost reductions, the disruption of business resulting from natural disasters or other unforeseen events, the successful entry into new markets, the costs of compliance with environmental laws, laws of foreign jurisdictions in which we operate, other operational and financial risks related to conducting business internationally, increased governmental regulation and oversight, information technology performance and security, the ability to protect intellectual property, warranty and product liability claims or product recalls, interest rates, oil and gasoline prices and availability, the impact of international, national and regional economic conditions and consumer confidence on the retail sale of products for which we sell our components, and other risks and uncertainties discussed more fully under the caption “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2018, and in the Company’s subsequent filings with the Securities and Exchange Commission. Readers of this presentation are cautioned not to place undue reliance on these forward-looking statements, since there can be no assurance that these forward-looking statements will prove to be accurate. The Company disclaims any obligation or undertaking to update forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements are made, except as required by law. This presentation includes certain non-GAAP financial measures, such as adjusted Diluted Earnings Per Share, net debt to EBITDA leverage, and free cash flow. These non-GAAP financial measures should not be considered a substitute for the comparable GAAP financial measures. Reconciliations of these non-GAAP financial measures to the most directly comparable GAAP financial measure are included in the Appendix to this presentation. This presentation also includes certain forward-looking non-GAAP financial measures, such as forward-looking targets for net debt to EBITDA leverage. The Company is unable to provide a reconciliation of forward-looking non-GAAP financial measures to their most directly comparable GAAP financial measures because the Company is unable to provide, without unreasonable effort, a meaningful or accurate calculation or estimation of amounts that would be necessary for the reconciliation due to the complexity and inherent difficulty in forecasting and quantifying future amounts or when they may occur. Such unavailable information could be significant to future results. 2

LCI INDUSTRIES LCI at a Glance A leading supplier of highly engineered FISCAL PERIOD LTM Q319 components to the OEMs of recreational vehicles, KEY METRICS buses, trailers, trucks, boats, trains, and manufactured housing and their related aftermarkets. $2.3B $5.48 IN NET SALES DILUTED EPS 8% $5.50 OPERATING MARGIN ADJUSTED EPS* 3 * See the Appendix to this presentation for reconciliation of non-GAAP financial measures to the most directly comparable GAAP financial measures.

LCI INDUSTRIES Investment Case Leading market share with unmatched depth and breadth of products Strong track record of financial performance Deep culture rooted in innovation, technology, and operational excellence Compelling industry tailwinds, including high-margin growing aftermarket, robust millennial demand, and recent trends in adventure camping Proven strategy to support global expansion and diversification Expansion opportunities leveraging core strengths in attractive adjacent industries Market leader with consistent growth outperformance in both core and adjacent businesses Extensive track record of accretive M&A Strong balance sheet and balanced capital deployment strategy Leadership team of 27 senior leaders with over 350 years aggregate experience at LCI 4

LCI INDUSTRIES Business Overview Applicable across a number With 7 core of customer segments competencies LCI serves 3 critical Recreational Metal Fabrication Vehicle customer needs & Welding High Variation / Small batch Marine Short Runs at manufacturing with Lamination Transit & School Scale the benefits of scale Scaled Glass Fabrication Bus Specialized / Products require some Equestrian & High-Variation Engineered level of design / Cut & Sew Cargo Trailers Components engineering Production Power & Motion Heavy Trucking Systems Non-commoditized Mid-Spec Housing and products that meet Electronics & Requirements Building Products mid-spec tolerances Appliances Other (e.g. Rail and Plastics Forming Industrials) OEMs Aftermarket 5

LCI INDUSTRIES Vision and Values To be a leading supplier for component parts manufacturing in the segments in which we compete • Our passion to win, coupled with a robust growth strategy, drive us to LCI Leadership be a leader in every market we enter • We believe our industry-leading innovation, the quality of our products, and best cost production will drive sales and profitability • We strive to leverage the manufacturing skill-sets and capabilities of our strong and tenured leadership teams, combined with our extensive purchasing expertise, technologies and processes, geographic coverage, and wide-reaching customer base to rapidly grow sales in our targeted channels • We believe our strong cash flows and extensive acquisition knowledge enable us to strategically target companies to drive growth and From left to right: Andrew Namenye - Chief Legal Officer, Jamie Schnur - Chief Administrative Officer, Nick Fletcher - Chief People Officer, Jason Lippert - Chief Executive Officer, Brian Hall - Chief innovation in addition to overall strategic business diversification Financial Officer, Ryan Smith - Senior Vice President of Operations, Andy Murray - Chief Sales Officer 6

LCI INDUSTRIES Breadth and Depth of Product Offerings Product Lines Industries • Towable RV Chassis • Steps • RV • Heavy Truck • Furniture • Leveling Systems • Aftermarket • Manufactured Homes • Windows and Windshields • Suspension • Marine • Modular Housing • Entry and Baggage Doors Enhancements • Bus • Cargo • Mattresses • Showers and Sinks • Freight/Fleet • Train • Slide-Out Mechanisms • Electronics • College/Hospitality • Awnings • Audio Visual Electronics • Axles 7

LCI INDUSTRIES Sales Trend ($M) EBITDA* ($M) 2,476 2,344 17% CAGR 269 15% CAGR 2,148 247 266 266 1,679 1,403 158 Financial 1,191 128 Performance 2014 2015 2016 2017 2018 LTMQ319 2014 2015 2016 2017 2018 LTMQ319 Diluted EPS, Adjusted in 2017 - 2019 Free Cash Flow* ($M) • LTMQ319 net sales down 5% and adjusted diluted EPS down 183 $5.76 $5.86 159 6% despite RV wholesale 17% CAGR $5.20 $5.50 shipments down 14% over 2018 25% CAGR $3.02 $2.56 65 66 68 37 2014 2015 2016 2017* 2018* LTMQ319* 2014 2015 2016 2017 2018 LTMQ319 8 * See the Appendix to this presentation for reconciliation of non-GAAP financial measures to the most directly comparable GAAP financial measures.

LCI INDUSTRIES Culture of Innovation and Technology • Invested over $16 million in 2018 development, engineering, and product testing • 107 team members across 19 locations dedicated to research and development • Patent protected technology; over 300 active patents • Driving product development collaboratively with our customers • Integral part of our customers' R&D teams 9

LCI INDUSTRIES Expanding Our Growth Potential(1) 10 (1) Amounts in millions. "Opportunity"a. Amounts amounts (inrepresentmillions) Management'srepresent estimateManagement’ of the sizes of estimatethe addressableof the marketsize basedof the on currentaddressable products as of Q319, excluding the Company's current netmarket, sales toexcluding those markets.the Company’ The estimatess current above havenet beensales revisedto those to excludemarkets. actual and potential Furrion sales.

LCI INDUSTRIES Growing End Markets to Reduce Cyclicality 2016 Sales 2018 Sales 2022E Sales North America RV - OEM Adjacent Industries Aftermarket Europe / International Goal is to grow adjacent, aftermarket, and international to be approximately 11 60% of sales by 2022 to reduce cyclical impacts of North American RV industry

LCI INDUSTRIES Positioned to Capitalize on Industry Tailwinds 2018 SALES BY END MARKET RV MARKET SHARE BY AGE 25-34 35-44 45-54 N.A. RV 55-64 65-74 75+ 30% Outdoor recreation International industry 20% Aftermarket North American Outdoor$734 Recreat billionion Industry 10% Adjacent Markets * $734 billion —% 2014 2015 2016 2017 2018 • Millennials continue to fuel growth, making up 31% of the total U.S. population and 37% of all campers • 49% of KOA's polling population intend to increase frequency at which they camp • Vibrant secondary RV market - approximately two-thirds of the over nine million RV owners purchased their RV previously owned • Outdoor Recreation Industry - 22% of GDP, representing a larger industry than agriculture, mining, and utilities 1212 Statistics provided by Kampgrounds of America (“KOA”) in 2019. * Adjacent Markets include marine, bus, rail, freight/fleet, modular housing, and college/hospitality.

LCI INDUSTRIES Industry Trends RV Wholesale/Retail/Inventory Change Industry vs Consumer Confidence 200,000 60,000 900,000 200 175,000 800,000 175 40,000 700,000 150,000 150 600,000 125 125,000 20,000 500,000 100 100,000 400,000 — 75 75,000 300,000 50 (20,000) 50,000 200,000 100,000 25 25,000 (40,000) — — — Q117 Q217 Q317 Q417 Q118 Q218 Q318 Q418 Q119 Q219 Q319 1978 1983 1988 1993 1998 2003 2008 2013 2018 Retail Wholesale Inventory Linear (Inventory) RV Marine Trucks Consumer Confidence 13 Retail provided by Statistical Surveys, Wholesale/RV provided by RVIA, Marine provided by Statistical Surveys, Trucks provided by Bureau of Economic Analysis U.S. Department of Commerce, and Consumer Confidence provided by The Conference Board Inc.

LCI INDUSTRIES Recent Events • Agreed to acquire CURT Group, a leading aftermarket manufacturer of branded towing products and truck accessories • Purchase price of $340M with LTMQ319 sales of approximately $255M • Immediately accretive to growth, profit margins and EPS CURT Group • Advances LCI’s diversification strategy, doubling the size of aftermarket business, giving access to $7.5 billion addressable market in truck and towing aftermarket • Expands and strengthens distribution network • Further mitigates LCI’s exposure to industry cyclicality of RV space • Agreed to acquire Polyplastic, a premiere window supplier to the caravaning industry Polyplastic headquartered in Rotterdam, Netherlands • Purchase price of $95M with LTMQ319 sales of approximately $61M Schwintek • Acquired the patent-protected PWR-ARM automatic bimini for the marine industry • Purchase price of $40M 14

LCI INDUSTRIES High-Margin, Growing $2,500.0 Aftermarket Segment 15% $2,000.0 • LCI sells over $1.5 billion in RV OEM components annually 10% $1,500.0 • Strong service department established on the supply side • Dealers rely on us as a key technical resource to provide a (i n millions) $1,000.0 higher level of satisfaction to customers 5% • Used RV market is estimated to be double the size of the $500.0 new RV market each year $— —% • Higher margins in the Aftermarket Segment 2011 2012 2013 2014 2015 2016 2017 2018 AFT Segment OEM Segment AFT Operating Profit Margin 15

LCI INDUSTRIES Attractive Aftermarket Growth Opportunities • Truck and towing aftermarket is a combined $7.5 billion+ Expansive Distribution Network addressable market, expected to grow further • CURT has a 17-year history of consistent annual sales growth; 5-year sales CAGR of 6% • Enables distribution channel diversification, with significant opportunities in ecommerce Strong Track Record of Revenue and EBITDA Growth CURT Sales ($ in millions) CURT EBITDA ($ in millions) 5-Yr CAGR = 6% 5-Yr CAGR = 8% 15.0% 14.8% 13.7% 13.7% 16 EBITDA Margin % 11.4% 14.1% (1) (1) (1) Trailing-twelve-months ended September 30, 2019

LCI INDUSTRIES CURT Brings Revenue Diversification In-line with LCI’s long-term growth strategy, this transaction doubles the revenues of the aftermarket business and diversifies the business, further mitigating the industry cyclicality of the RV space Increases Aftermarket % of Revenue by total revenues to 19% Market 2019A(1): $2.34B 2019 Pro Forma(1): $2.60B 17 (1) Trailing-twelve-months ended September 30, 2019

LCI INDUSTRIES Global Expansion Opportunity • Europe is second to U.S. in RV unit production (approx. 210,000 units) • Acquired Project 2000 in 2016 - European footprint expanding bed-lifts and steps • Acquired Sessa Klein in 2017 - Train windows • Acquired Metallarte in 2017 - Entry and compartment doors for the caravan market • Acquired global businesses of Taylor Made in 2018 - Entry into European marine and industrial markets • Acquired ST.LA. in 2018 - Expanding bed-lifts and added tanks • Acquired Lavet in 2019 - Expanding European presence • Acquired Lewmar in 2019 - Provides core marine products to build upon in Europe • Acquired Ciesse in 2019 - Railway interior products and systems 18

LCI INDUSTRIES 19 19

LCI INDUSTRIES Track Record Starting 2018 Acqusitions and New Product Offerings • Over 50 acquisitions in the last 20 years Revenue Revenue Company Acquisitions ◦ Majority of last 20 acquisitions focused outside of Q2 2006 HappiJac New product offering and bed lift systems for $15m $36m North American RV industry existing RV customers • Look for: Q3 2008 Seat Tech RV Furniture and mattresses business acquired $40m $244m and expanded into existing customers ◦ Great leadership Q3 2011 StarQuest New product offering of windows for a new $22m $31m ◦ Product innovation customer (truck cap and transit buses) Q1 2014 IDS Electronics and controls offering for RV and $19m $48m ◦ Consistency with our core manufacturing disciplines other new customer segments ◦ Niche markets Taylor Q1 2018 Boat windshields and industrial glass offering $150m $175m ◦ Favorable competitive landscape Made Patent Acquisitions • Typical synergies to improve EBITDA turns 2x Q1 2010 Leveling Leveraged towable leveling systems patent $1m $93m ◦ Purchasing power technology to sell products to existing customers ◦ Cross-selling opportunities Q1 2010 Schwintek Leveraged tech to create innovative slide-out $5m $60m mechanisms and sell to existing customers ◦ Capital infusion to drive growth New Product Offering (Organic) Axles RV axle offering re-engineered for the cargo $0m $149m trailer market 20

LCI INDUSTRIES L C I I N D U S T R I E S Financial Overview 21

LCI INDUSTRIES Financial Performance Consolidated Net Sales Operating Margin (in thousands) $604,244 $586,221 7.5% 8.4% Third Quarter 2018 Third Quarter 2019 Third Quarter 2018 Third Quarter 2019 Consolidated Net Sales by Market (9%) +3% +16% +32% 22 RV OEM ADJACENT OEM AFTERMARKET INTERNATIONAL SEGMENT MARKETS

LCI INDUSTRIES Consolidated Financials ($ in millions except per share data) 2014 2015 2016 2017 2018 Q119 Q219 Q319 Net Sales $ 1,191 $ 1,403 $ 1,679 $ 2,148 $ 2,476 $ 592 $ 629 $ 586 • Four-year sales CAGR of 20% Operating Profit 96 116 201 214 199 48 66 49 • Operating Profit more than % of sales 8.1% 8.3% 12.0% 10.0% 8.0% 8.1% 10.4% 8.4 % doubled since 2014 • Strong EPS and cash returned Net Income 62 74 130 133 149 34 48 36 to shareholders Diluted EPS 2.56 3.02 5.20 5.24 5.83 1.38 1.89 1.42 Cash Dividends 2.00 2.00 1.40 2.05 2.35 0.60 0.65 0.65 (per share) 23

LCI INDUSTRIES OEM Segment Q319 Key Drivers $ in millions 2014 2015 2016 2017 2018 YTD • Steady growth in RV Wholesale shipments with Sales $ 1,127 $ 1,300 $ 1,548 $ 1,977 $ 2,243 $ 1,597 recent temporary correction of dealer inventories Operating 89 105 181 190 167 131 Profit • Adjacent Industries now account for over 30% of % of Sales 7.9% 8.1% 11.7% 9.6% 7.4% 8.2 % OEM segment sales and is growing at a 30% CAGR • Higher material costs coupled with investments in RV Wholesale Shipments 600 manufacturing capacity reduced 2018 operating 500 income 400 300 Priorities 200 • Diversify further into Adjacent Industries: marine, (i n thousands) 100 fleet, train, bus, and heavy truck 0 2014 2015 2016 2017 2018 2019E 2020E • Growth through bolt-on acquisitions 24

LCI INDUSTRIES OEM Content Per Vehicle New Towable RV • Approximately 61% of OEM Segment net sales are for Travel Trailer and Fifth-Wheel OEMs • 100% market share in existing products, excluding Furrion, would yield an estimated $5,800 per Towable RV, 56% penetration New Motorhome RV • Approximately 8% of OEM Segment net sales are for Motorhome OEM's • 100% market share in existing products, excluding Furrion, would yield an estimated $6,400 per Motorhome RV, 36% penetrationAt industry production levels for the period ended September 2018, each $100 increase in 25 content adds approximately $43 million in sales for LCII. In August 2019, the Company and Furrion agreed to terminate their distribution and supply agreement effective December 31, 2019, and transition all sale and distribution of Furrion products currently handled by the Company to Furrion.

LCI INDUSTRIES Aftermarket Segment Q319 Key Drivers $ in millions 2014 2015 2016 2017 2018 YTD • Robust Aftermarket is estimated to be double the Sales $ 64 $ 103 $ 131 $ 171 $ 233 $ 211 size of the new RV market each year with higher Operating Profit 9 15 20 24 31 31 margins % of Sales 14.1% 14.6% 15.3% 14.0% 13.3% 14.8% • Targeting high-growth European RV Market for M&A activity; successfully completed five recent bolt-on acquisitions Priorities • Position LCI as the premier aftermarket supplier and expand supplier/dealer relationships • Growth through bolt-on acquisitions 26

LCI INDUSTRIES Balance Sheet Supports Growth $ in millions 2014 2015 2016 2017 2018 Q319 Cash & Equivalents $ — $ 12 $ 86 $ 26 $ 15 $ 27 Accounts Receivable 38 42 57 82 122 186 Inventory 132 171 189 275 341 334 Other Assets 374 398 455 563 766 868 Total Assets 544 623 787 946 1,244 1,415 Accounts Payable 50 30 51 79 78 100 Total Debt 16 50 50 50 294 262 Other Liabilities 83 104 136 164 166 276 Total Liabilities 149 184 237 293 538 638 Total Equity 395 439 550 653 706 777 27

LCI INDUSTRIES Capital Deployment Strategy Historical Use of Cash Cash Priorities Future Use of Cash Disciplined Reinvestment to Drive Growth Repurchases Acquisitions that Align to Strategy and Financial Targets Dividends - 30% Dividends Return Capital to Shareholders Acquisitions Acquisitions - 40% Attractive Dividend Yield Opportunistic Share Repurchases Capex Capex - 30% Target Net Debt / EBITDA Leverage of 1.0x to 1.5x 28

LCI INDUSTRIES Operating Cash Flow ($M) Net Debt / EBITDA* 3.06 258.50 156.61 1.05 0.82 0.93 155.08 0.38 0.24 84.91 82.68 0.09 63.26 95.02 -0.10 -0.45 31.54 32.26 -0.63 36.83 2003 2005 2007 2009 2011 2013 2015 2017 LTM 2003 2005 2007 2009 2011 2013 2015 2017 LTM Q319 Q319 $600 million credit facility with $199 million drawn at 09/30/19 primarily to fund M&A activity 29 *See the Appendix to this presentation for reconciliation of non-GAAP financial measures to the most directly comparable GAAP financial measures.

LCI INDUSTRIES L C I I N D U S T R I E S Appendix 30

LCI INDUSTRIES Reconciliation of Non-GAAP Measures Adjusted Net Income and Adjusted Diluted Earnings per Share Income before Provision for Diluted earnings $ in millions, except per share amounts income taxes income taxes Net income Effective tax rate per share Twelve Months Ended September 30, 2019 As reported GAAP $ 183.6 $ 45.8 $ 137.9 25% $ 5.48 Impact of TCJA(1) — (0.6) 0.6 -(0)% 0.02 Adjusted non-GAAP $ 183.6 $ 45.1 $ 138.5 25% $ 5.50 Year ended December 31, 2018 As reported GAAP $ 192.4 $ 43.8 $ 148.6 23% $ 5.83 Impact of TCJA(1) — (0.6) 0.6 (1)% 0.03 Adjusted non-GAAP $ 192.4 $ 43.2 $ 149.2 22% $ 5.86 Year ended December 31, 2017 As reported GAAP $ 212.84 $ 79.96 $ 132.88 38% $ 5.24 Impact of TCJA(1) — (13.2) 13.2 (7)% 0.52 Adjusted non-GAAP $ 212.8 $ 66.8 $ 146.1 31% $ 5.76 (1) The Company recorded one-time non-cash charges related to adjustments to deferred tax amounts from the December 2017 enactment of the Tax Cuts and Jobs Act (“TCJA”). In addition to reporting financial results in accordance with U.S. GAAP, the Company also provides non-GAAP measures that adjust for the impact of enactment of the TCJA. These items represent significant charges that impacted 31 the Company’s financial results. Net income, diluted earnings per share, and the effective tax rate are all measures for which the Company provides the reported GAAP measure and an adjusted measure. The adjusted measures are not in accordance with, nor are they a substitute for, GAAP measures. The Company considers these non-GAAP measures in evaluating and managing the Company’s operations. The Company believes that discussion of results adjusted for these items is meaningful to investors as it provides a useful analysis of underlying operating trends. The determination of these items may not be comparable to similarly titled measures used by other companies.

LCI INDUSTRIES Reconciliation of Non-GAAP Measures Leverage Ratio (Net Debt to EBITDA) LTM $ in millions 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 Q319 Long-term indebtedness $ 24.8 $ 59.3 $ 62.1 $ 46.0 $ 18.4 $ 2.9 $ — $ — $ — $ — $ — $ 15.7 $ 50.0 $ 49.9 $ 49.9 $ 293.5 $ 261.6 Current portion of long-term debt* — — — — — — — — — — — — — — — 0.6 10.8 Total Debt 24.8 59.3 62.1 46.0 18.4 2.9 — — — — — 15.7 50.0 49.9 49.9 294.1 272.4 Less: Cash and cash equivalents (8.8) (2.4) (5.1) (6.8) (56.2) (8.7) (52.4) (38.9) (6.6) (9.9) (66.3) (4.0) (12.3) (86.2) (26.0) (14.9) (24.2) Net Debt 16.0 56.9 57.0 39.2 (37.8) (5.8) (52.4) (38.9) (6.6) (9.9) (66.3) 11.7 37.7 (36.2) 23.9 279.2 248.2 Net income (loss), as reported GAAP 19.4 25.1 33.6 31.0 39.8 11.7 (24.1) 28.0 30.1 37.3 50.1 62.3 74.3 129.7 132.9 148.6 137.9 Add back: Interest expense (net) 3.0 3.1 3.7 4.6 2.6 0.9 0.8 0.2 0.3 0.3 0.4 0.4 1.9 1.7 1.4 6.4 8.5 Income taxes 11.9 15.7 20.5 19.7 23.6 7.3 (12.3) 17.2 18.2 20.5 27.8 32.8 40.0 69.5 80.0 43.8 45.8 Depreciation and amortization 7.9 9.3 11.9 15.7 17.6 17.1 18.5 17.1 20.5 25.7 27.5 32.6 41.6 46.2 54.7 67.5 73.7 EBITDA $ 42.2 $ 53.3 $ 69.7 $ 71.0 $ 83.5 $ 37.0 $ (17.1) $ 62.5 $ 69.0 $ 83.8 $ 105.8 $ 128.1 $ 157.9 $ 247.0 $ 269.0 $ 266.3 $ 265.8 Net Debt to EBITDA ratio 0.38 1.07 0.82 0.55 (0.45) (0.16) 3.06 (0.62) (0.10) (0.12) (0.63) 0.09 0.24 (0.15) 0.09 1.05 0.93 Total Debt to Net Income ratio 1.28 2.36 1.85 1.48 0.46 0.24 — — — — — 0.25 0.67 0.39 0.38 1.98 1.98 * Current portion of long-term debt included in "Accrued expenses and other current liabilities" in the consolidated balance sheets. The Leverage Ratio (or Net Debt to EBITDA ratio) is a non-GAAP measure of the use of debt. The Leverage Ratio is calculated by dividing the total of long-term indebtedness, plus current portion of long-term debt, less cash and cash equivalents, by EBITDA. EBITDA, which is also a non-GAAP financial measure, is defined as the trailing twelve months earnings before interest, taxes, depreciation, and amortization. The Company uses the Leverage Ratio (or Net Debt to EBITDA ratio) as a metric to assess liquidity and the flexibility of its balance sheet. Consistent with other liquidity metrics, the Company monitors the Leverage Ratio as 32 a measure to determine the appropriate level of debt the Company believes is optimal to operate its business, and accordingly, to quantify debt capacity available for strategic capital allocation and deployment through investments in the business (capital expenditures, acquisitions, and strategic investments) and for returning capital to the shareholders (dividends and share repurchases). The priorities for capital allocation and deployment will change as circumstances dictate for the business, and the Leverage Ratio can be significantly impacted by the amount and timing of large expenditures requiring debt financing, as well as changes in profitability. The Leverage Ratio is a non-GAAP measure and should not be considered an alternative to cash flows provided by operating activities as a measure of liquidity. The Company's calculation of the Leverage Ratio may differ from similar calculations used by other companies, and therefore, comparability may be limited. The GAAP measure of Total Debt to Net Income ratio is calculated by dividing total debt by net income.

LCI INDUSTRIES Reconciliation of Non-GAAP Measures Free cash flow $ in millions 2014 2015 2016 2017 2018 LTM Q319 Net cash flows provided by operating activities $ 107.0 $ 95.0 $ 203.4 $ 155.1 $ 156.6 $ 258.5 Less: Capital expenditures 42.5 29.0 44.7 87.2 119.8 75.1 Free cash flow $ 64.5 $ 66.0 $ 158.7 $ 67.9 $ 36.8 $ 183.4 Free cash flow is a non-GAAP measure of liquidity, calculated by subtracting capital expenditures from net cash flows provided by operating activities. The Company considers free cash flow to be a profitability and liquidity measure that provides useful information to management and investors about the amount of cash generated by the business after necessary capital expenditures. A limitation of the 33 utility of free cash flow as a measure of the Company's financial performance and liquidity is that it does not represent the total increase or decrease in the Company's cash balance for the period. In addition, it is important to note that other companies, including companies in the same industry, may not use free cash flow, may calculate free cash flow in a different manner than the Company does, or may use other financial measures to evaluate their performance, all of which could reduce the usefulness of free cash flow as a comparative measure. A reconciliation of free cash flow to net cash flows provided by operating activities, the most directly comparable financial measure calculated and presented in accordance with GAAP, is provided above.